VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

VOYA FLEXIBLE INCOME ANNUITY

A FIXED OR VARIBLE, GROUP AND/OR INDIVIDUAL
IMMEDIATE ANNUITY CONTRACT

(THE “CONTRACT” OR “CONTRACTS”)

issued to

Plans Established by Eligible Organizations With a Traditional Individual Retirement Annuity
(“IRA”) Under Tax Code Section 408(b) Or With Retirement Plans
Under Tax Code Sections 401, 403(b) or 457

SUMMARY PROSPECTUS FOR NEW INVESTORS

May 1, 2022

____________________________________________________________________________

This summary prospectus summarizes key features of the Contract.

Before you participate in the Contract through your retirement plan, you should also review the full prospectus for the Contract (the “full prospectus for the Contract”). It contains more information about the Contract’s features, benefits and risks. You can find this document and other information about the contract online at https://vpx.broadridge.com/getcontract1.asp?dtype=isp&cid=voyavpx&fid=92912K323. You can also obtain this information at no cost by calling 1-800-584-6001 or by sending an email request to ProspectusRequests@voya.com.

___________________________________________________________________________

An Investor may cancel the Contract within 10 days of receiving it without paying fees or penalties.

In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Account Value. You should review this summary prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

___________________________________________________________________________

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved this Contract or passed upon the adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.

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SPECIAL TERMS USED IN THIS SUMMARY PROSPECTUS

The following are some of the important terms used throughout this summary prospectus that have special meaning. There are other capitalized terms that are explained or defined in other parts of this summary prospectus.

Account Value: The current dollar value of amounts allocated to the Subaccounts of Variable Annuity Account C, which includes investment performance and fees deducted from the Subaccounts.

Annuity Unit: A unit of measurement that represents the time accumulated during an annuity Contract.

Annuity Unit Value: The value of each Annuity Unit in a Subaccount.

Beneficiary (or Beneficiaries): The person designated to receive the death benefit payable under the Contract.

Contract or Contracts: The group or individual deferred fixed and variable annuity Contract offered by your Plan Sponsor as a funding vehicle for your retirement plan.

Contract Holder: The person to whom we issue the Contract. Generally, the Plan Sponsor or a trust.

Customer Service: The location from which we service the Contracts. The mailing address and telephone number of Customer Service is Payout Services, One Orange Way, Windsor, CT 06095-4774, 1-800-584-6001.

Fund(s): The underlying mutual Funds in which the Subaccounts invest.

General Account: The account that contains all of our assets other than those held in Variable Annuity Account C or one of our other separate accounts.

Good Order: Generally, a request is considered to be in “Good Order” when it is signed, dated and made with such clarity and completeness that we are not required to exercise any discretion in carrying it out. We can only act upon written requests that are received in Good Order.

Immediate Annuity: The Investor receives a guaranteed income within one year from the date of a single premium purchase.

Income Phase: The period during which you receive payments from your Contract.

Investor (also “you” or “participant”): The individual who participates in the Contract through a retirement plan.

Plan Sponsor: The sponsor of your retirement plan. Generally, your employer.

Purchase Payment: Collectively, the initial purchase payment and any additional purchase payment.

Subaccount: Division(s) of Variable Annuity Account C that are investment options under the Contract. Each Subaccount invests in a corresponding underlying mutual Fund.

Tax Code: The Internal Revenue Code of 1986, as amended.

VRIAC, the Company, we, us and our: Voya Retirement Insurance and Annuity Company, a stock company domiciled in Connecticut, that issues the Contract described in this summary prospectus.

Variable Annuity Account C, the Separate Account: Voya Variable Annuity Account C, a segregated asset account established by us to fund the variable benefits provided by the Contract. The Variable Annuity Account C is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and it also meets the definition of “separate account” under the federal securities laws.

Variable Investment Options: The Subaccounts of Variable Annuity Account C. Each one invests in a specific mutual Fund.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES
Charges for Early Withdrawals

If the Investor withdraws money from the Contract within seven (7) years following a specified date, the Investor can be assessed an early withdrawal charge equal to a maximum of 7% of the remaining guaranteed Income Payments withdrawn. The specified date referenced in the preceding sentence can vary depending on the terms of the Contract, and will be either: (1) the date the individual account was established; or (2) the date the Contract was established. There is no surrender charge under this Contract.

See “FEE TABLES - Transaction Expenses” and “CHARGES AND FEES - Transaction Fees - Early Withdrawal Charge” in the full prospectus for the Contract.

Transaction Charges

In addition to the early withdrawal charge, the Investor may also be charged for other transactions.

Certain Funds may impose redemption fees as a result of withdrawals, transfers or other Fund transactions you may initiate.

See “FEE TABLES - Transaction Expenses” and “CHARGES AND FEES” in the full prospectus for the Contract.

Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
	Annual Fee	Minimum	Maximum
	Base Contract Expenses	2.50%[1,2]	2.50%[1,2]
	Investment Options (Portfolio Company fees and expenses)	0.50%[3]	1.55%[3]

[1]	As a percentage of average Account Value.
[2]	The base contract expenses include the (1) mortality and expense risk charge (1.50% is the maximum we can charge for Contracts Without the Guaranteed Minimum Income Feature. We currently charge 1.95% for Contracts With the Five-Year Guaranteed Minimum Income Feature); and (2) an administrative expense charge equal to 0.25% annually of your Account Value invested in the Subaccounts. The administrative expense charge is currently not imposed; however, we reserve the right to impose this charge for new contracts. See “CHARGES AND FEES - Periodic Fees and Charges - Mortality and Expense Risk Charge” in the full prospectus for the Contract.
[3]	These expenses, which include management fees, distribution (12b-1) and/or service fees and other expenses, do not take into account any fee waiver or expense reimbursement arrangements that may apply. These expenses are for the year ended December 31, 2021, and will vary from year to year.

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FEES AND EXPENSES (continued from previous page)
Ongoing Fees and Expenses (annual charges)

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.

	Lowest Annual Cost Estimate: $3,605	Highest Annual Cost Estimate: $9,171

Assumes:

•  Investment of $100,000;

• 5% annual appreciation;

•  Five-Year Guaranteed Minimum Income Feature;

•  No optional benefits;

•  No sales charges; and

•  No additional Purchase Payments, transfers or withdrawals.

Assumes: • Investment of $100,000; • 5% annual appreciation; • No sales charges; and • No additional Purchase Payments, transfers or withdrawals.
See “ADDITIONAL INFORMATION ABOUT FEES - Periodic Fees and Expenses” sections of this summary prospectus and “CHARGES AND FEES - Periodic Fees and Charges” in the full prospectus for the Contract.
RISKS
Risk of Loss

An Investor can lose money by investing in the Contract. Contact Customer Service at 1-800-584-6001 for questions regarding the Contract.

See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the full prospectus for the Contract.

Not a Short-Term Investment

This Contract is not designed for short-term investing and is not appropriate for an Investor who needs ready access to cash. The Contract is typically most useful as part of a personal retirement plan. Early withdrawals may be restricted by the Tax Code or your plan and may expose you to early withdrawal charges or tax penalties. You should not participate in this Contract if you are looking for a short-term investment or expect to make withdrawals before you are age 59½.

See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the full prospectus for the Contract.

Risks Associated with Investment Options

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract. Each investment option (including the Fixed Dollar Option) will have its own unique risks, and you should review these investment options before making an investment decision.

See “THE INVESTMENT OPTIONS - The Variable Investment Options” in the full prospectus for the Contract and “APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT” to this summary prospectus.

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RISKS (continued from previous page)
Insurance Company Risks

An investment in the Contract is subject to the risks related to VRIAC, including that any obligations, including under the Fixed Dollar Option, guarantees or benefits are subject to the financial strength and claims paying ability of VRIAC. More information about VRIAC, including its financial strength and claims paying ability, is available upon request, by contacting Customer Service.

See “THE CONTRACT - The General Account” in the full prospectus for the Contract.

RESTRICTIONS
Investments

•   Generally, the Contract Holder or you, if permitted by the plan, may select no more than 25 investment options at enrollment. Thereafter, more than 25 investment options can be selected at any one time;

•   Some Subaccounts may not be available through certain Contracts, your plan or in some states. See your Contract or certificate for any state specific variations;

•   There are certain restrictions on transfers from the Subaccounts;

•   The Company reserves the right to combine two or more Subaccounts, close Subaccounts or substitute a new Fund for a Fund in which a Subaccount currently invests; and

•   The Contract is not designed to serve as a vehicle for frequent transfers. We actively monitor Fund transfer and reallocation activity to identify violations of our Excessive Trading Policy. Electronic trading privileges will be suspended if the Company determines, in its sole discretion, that our Excessive Trading Policy has been violated.

See “THE INVESTMENT OPTIONS - Selecting Investment Options and Right to Change the Separate Account” and “THE CONTRACT - Limits on Frequent or Disruptive Transfers” in the full prospectus for the Contract.

Optional Benefits

We may discontinue or restrict the availability of an optional benefit.

See the “THE CONTRACT - Contract Provisions and Limitations - Death Benefit Options” and “FEE TABLE - Annual Contract Expenses - For Contracts with the Give-Year guaranteed Minimum Income Feature” in the full prospectus for the Contract and “Benefits Available Under the Contract - Other Optional Benefits” and “MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CONTRACT” sections of this summary prospectus.

TAXES
Tax Implications

•   You should consult with a tax and/or legal adviser to determine the tax implications of an investment in, and distributions received under, the Contract;

•   There is no additional tax benefit to the Investor if the Contract is purchased through a tax-qualified plan or individual retirement account (“IRA”); and

•   Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.

See “FEDERAL TAX CONSIDERATIONS” in the full prospectus for the Contract.

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CONFLICTS OF INTEREST
Investment Professional Compensation

•   We pay compensation to broker/dealers or their registered representatives in connection with the sale of the Contract.

•   Compensation may be paid in the form of commissions or other compensation, to certain management personnel, including sales management personnel.

•   Because of this sales-based compensation, management personnel and sales management personnel may have a financial incentive to offer or recommend the Contract over another investment.

See “OTHER TOPICS - Contract Distribution” in the full prospectus for the Contract.

Exchanges

Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should exchange your Contract only if you determine, after comparing the features, fees and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.

See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the full prospectus for the Contract.

OVERVIEW OF THE CONTRACT

This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this summary prospectus, the Contract and the summary or full prospectuses for the Funds being considered. We urge you to read the entire summary prospectus as it describes all material features and benefits of the Contract and your rights and limitations thereunder. It also sets forth information you should know before making the decision to participate in the Contract through your retirement plan. Certain features and benefits may vary depending on the state in which your Contract is issued.

Purpose

The Contract described in this prospectus is a fixed or variable, group and/or individual immediate annuity contract. An immediate annuity means the Investor receives a guaranteed income within one year from the date of a single premium purchase (see “Immediate Annuity” in the SPECIAL TERMS USED IN THIS SUMMARY PROSPECTUS). It is designed for individuals who would like regular Income Payments from an annuity Contract. It is intended to be used as a funding vehicle for certain types of retirement plans and to qualify for beneficial tax treatment and/or to provide current income reduction under Tax Code Sections 401(a), 401(k), 403(b) and 457. It is a long-term investment and is typically most useful as part of a personal retirement plan. It is not designed for short-term investing and is not appropriate for an Investor who needs ready access to cash. See Long Term Investment under “CONTRACT PURCHASE AND PARTICIPATION - Factors to Consider in the Purchase Decision” in the full prospectus for the Contract. The Contract may be issued as either a nonqualified contract, or as a qualified contract for use with a traditional Individual Retirement Annuity (“IRA”) under Section 408(b). Contracts sold in New York are not available for 457 plans.

The Contract is available as an internal exchange from certain existing annuity contracts issued by the Company or certain of its affiliates, and to any participants in a retirement plan where the Plan Sponsor has purchased a group master Contract (whether or not connected with an internal exchange). We may also issue Contracts directly without a relationship to an existing Company Contract or a retirement plan. When considering whether to purchase or participate in the Contract, you should consider your financial goals, investment time horizon and risk tolerance.

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The Variable Investment Options

The Variable Investment Options are Subaccounts within the Separate Account. Each Subaccount invests its assets directly in shares of a corresponding underlying Fund, and each Fund has its own distinct investment objectives, fees and expenses and investment advisers. Earnings on amounts invested in a Subaccount will vary depending upon the performance and fees of the corresponding underlying Fund. You do not invest directly in or hold shares of the Funds. Additional information about each underlying fund is set forth in an appendix to this summary prospectus. See “APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT.”

There is no guarantee that your Account Value will increase. Depending upon the investment experience of each Fund in which a Subaccount invests, your Account Value may increase or decrease daily. You bear the investment risk for the Funds in which the Subaccounts invest; you will benefit from favorable investment experience but also bear the risk of poor investment performance.

The Fixed Income Payments

If you select Fixed Income Payments, the amount of your Fixed Income Payment will not vary. Except as specifically mentioned, the prospectus describes only the variable Incomes Options. See “APPENDIX B: FIXED DOLLAR OPTION” in the full prospectus for the Contract.

Contract Features

Death Benefit. A Beneficiary may receive a death benefit in the event of your death from any Guaranteed Income payments. See the “Benefits Available Under the Contract” below.

Withdrawals. Some Income Payment options allow you to withdraw a portion or all of any remaining guaranteed payments. An Early withdrawal charge may apply. See “WITHDRAWALS” in the full prospectus for the Contract.

Taxation. Taxes will generally be due when you receive a distribution. Tax penalties may apply in some circumstances. See “FEDERAL Tax Considerations” in the full prospectus for the Contract.

Benefits Available Under the Contract

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	Pays a death benefit applicable to variable Income Payments.	Standard	No additional fee for this death benefit.

If your Contract is issued under any of the following Income Payment options, a death benefit may be payable to any surviving joint annuitants:

•   Life Income - Guaranteed Payments;

•   Life Income - Two Lives - Guaranteed Payments; or

•   Nonlifetime - Guaranteed Payments.

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Five-Year Guaranteed Minimum Income Feature	Guarantees that during the first five contract years your variable payment will never be less than the Guaranteed Minimum Payment amount shown in the Contract.	Optional	If the variable Annuity Minimum Income Guarantee has been chosen or assumed, an Assumed Annual Net Return Rate of 3.5% will apply.	If you select the Five-Year Guaranteed Minimum Income Feature, you may not make any withdrawals under the Contract. The benefit may not be available under your Contract. Participants should refer to their plan documents for available benefits.

BUYING THE CONTRACT

Purchasing the Contract

To purchase a Contract you must make one payment of at least $10,000. After your initial payment, no additional Purchase Payments may be made. We reserve the right to lower the minimum required payment, to establish a maximum payment amount and to reject any payment exceeding the maximum.

Participating in the Contract

You may participate in the Contract by submitting your Purchase Payment and the required application or completed enrollment materials to us in Good Order.

Age Requirements

The maximum issue age is between 80 and 95, depending upon the Income Payment option and features selected. We reserve the right to modify the maximum issue age.

Allocation of Purchase Payments to the Investment Options

We will allocate your Purchase Payment, less any applicable premium taxes, among the investment options you select. Generally, the Contract Holder, or you if permitted by the plan, may select no more than 25 investment options at initial enrollment. Thereafter, more options can be selected at any one time. You may also select the Fixed Dollar option and allocate all or a portion of your Purchase Payments to the General Account. Allocations must be in whole percentages. Any purchase payment received before we accept the application or enrollment materials will be invested as of the day we do accept them. See “THE Investment Options” in the full prospectus for the Contract.

Tax Code Restrictions

The Tax Code places some limitations on contributions to your account. See “FEDERAL Tax Considerations” in the full prospectus for the Contract.

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When Purchase Payments Are Credited

We must accept or reject an application or your enrollment materials within two business days of receipt. If the forms are incomplete, we may hold any forms and accompanying Purchase Payments for five business days pending completion. If we reject the application or enrollment forms, we will return the forms and any Purchase Payments.

MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CONTRACT

Withdrawals of Variable Income Payments

You may make partial or full withdrawals of the present value of any remaining guaranteed variable Income Payments if you are receiving payments under either one of the following:

•	A lifetime payment option with guaranteed payments and you elected a right to make withdrawals. In this circumstance withdrawals are allowed once each year, beginning after the first Contract year (subject to state approval); or
•	The nonlifetime payment option.

Partial withdrawals are allowed only if each remaining guaranteed payment will be at least $50.

Withdrawals of Fixed Income Payments

You may make partial or full withdrawals of the present value of any remaining fixed Income Payments if you are receiving payments under either one of the following:

•	A lifetime payment option with guaranteed payments and you elected a right to make withdrawals. In this circumstance withdrawals are allowed once each year, beginning after the first Contract year (subject to state approval); or
•	The nonlifetime payment option and you elected a right to make withdrawals. In this circumstance, withdrawals are allowed once each year, beginning after the first Contract year.

Partial withdrawals are allowed only if each remaining guaranteed payment will be at least $50.

Withdrawal Value

Variable Income Payments. For any withdrawal of remaining variable guaranteed Income Payments, the amount available for withdrawal is equal to the present value of any remaining guaranteed variable payments (less any applicable early withdrawal charge) calculated using the same rate we used to calculate the Income Payments (i.e., the 3.5% or 5% assumed annual net return rate stated in the Contract). Withdrawal values are determined as of the valuation date following our receipt of your written request in Good Order at Customer Service.

Fixed Income Payments. See APPENDIX B in the full prospectus for the Contract for details regarding the withdrawal value of fixed payments.

Amount Received. For partial withdrawals, you will receive, reduced by any required withholding tax, the amount you specify, subject to the value in your account. However, the amount actually withdrawn from your account will be adjusted by any applicable early withdrawal charge and redemption fees.

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Early Withdrawal Charge

Withdrawals may be subject to an early withdrawal charge and may also be subject to redemption fees. See “CHARGES AND Fees” in the full prospectus for the Contract for additional information.

Reduction of Remaining Payments

Any withdrawal will result in a proportionate reduction of any remaining guaranteed payments and any applicable guaranteed minimum payment amount. Additionally, the withdrawal amount will be taken from the Subaccounts proportionately, unless you designate otherwise. For lifetime Income Payment options, any payments to be made beyond the guaranteed payment period will be unaffected by any withdrawals.

The Tax Code and/or your plan may impose other limitations on withdrawals. See “FEDERAL TAX CONSIDERATIONS – Distributions – Eligibility” in the full prospectus for the Contract.

ADDITIONAL INFORMATION ABOUT FEES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you may pay at the time you buy the Contract, surrender or make withdrawals from the Contract or take a loan from the Contract. State premium taxes may also be deducted.

Transaction Expenses

Maximum Early Withdrawal Charge[4]
(as a percentage of amount withdrawn, if applicable)	7.00%
Premium Tax[5]	0.00% to 3.50%

There is no surrender charge under the Contract.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses).

[4]	This is a deferred sales charge. The percentage will be determined by the applicable early withdrawal charge schedule in the “CHARGES AND Fees” section in the full prospectus for the Contract. In the case of a partial withdrawal, the amount withdrawn from your account will be the amount you specified plus adjustment for any applicable early withdrawal charge. See “CHARGES AND Fees” in the full prospectus for the Contract for additional information.
[5]	We reserve the right to deduct a charge for premium taxes from your Purchase Payment on the Contract effective date. See “CHARGES AND Fees ‒ Premium and Other Taxes” in the full prospectus for the Contract for additional information.

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Annual Contract Expenses

For Contracts With the Five-Year Guaranteed Minimum Income Feature
Base Contract Expenses [6] (as a percentage of average Account Value)	2.50%[7]
For Contract Without the Five-Year Guaranteed Minimum Income Feature	0.95%[8]

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of the Funds available under the Contract, including their annual expenses, may be found in an appendix to this summary prospectus. See “APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT.”

Annual Fund Expenses

	Minimum	Maximum
Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses (as of December 31, 2021).	0.42%	1.24%

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses (assuming no loans), annual Contract expenses and annual Fund expenses.

The following examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the most expensive combination of annual Fund expenses. For the purpose of these Examples, we deducted the maximum contract fees and expenses and the maximum total annual fees and expenses of any of the funds available for each type of contract and the maximum charges under the contract (i.e., a maximum mortality and expense risk charge of 1.25% annually, an administrative expense charge of 0.25% annually, and the guaranteed minimum income charge of 1.00% annually for the first five years, as applicable) and assume you have selected the “nonlifetime–guaranteed payments” income payment option for a 15 year period with a 3.5% assumed annual net return rate.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

[6]	The mortality and expense risk charge, included in the base contract expenses, compensates us for the mortality and expense risks we assume under the Contract. We currently do not impose an administrative expense charge; however, we reserve the right to impose this charge for new contracts and to deduct a daily charge from the Subaccounts equivalent to not more than 0.25% annually. See “CHARGES AND FEES - Periodic Fees and Charges - Mortality and Expense Risk Charge” in the full prospectus for the Contract for additional information.
[7]	The Five-Year Guaranteed Minimum Income Charge of 1.00% terminates after five (5) years.
[8]	If you select the Contract Without the Five-Year Guaranteed Minimum Income Feature, you may not make any withdrawals.
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Applicable to Contracts Without the Five-Year Guaranteed Minimum Income Feature:

Example A: If you withdraw your entire Account Value at the end of the applicable time period:	1 Year	3 Years	5 Years	10 Years
	$8,274	$10,675	$12,879	$18,571
Example B: If you do not withdraw your entire Account Value or if you select an income Phase payment option at the end of the applicable time period:*	1 Year	3 Years	5 Years	10 Years
	$2,653	$7,438	$11,519	$18,571

Applicable to Contracts With the Five-Year Guaranteed Minimum Income Feature:

Example A: If you withdraw your entire Account Value at the end of the applicable time period:	1 Year	3 Years	5 Years	10 Years
	$9,171	$13,154	$16,663	$22,083
Example B: If you do not withdraw your entire Account Value or if you select an Income Payment option at the end of the applicable time period:*	1 Year	3 Years	5 Years	10 Years
	$3,605	$10,011	$15,369	$22,083

*	This example will not apply if a nonlifetime payment option is elected with variable payments and a lump-sum payment is requested within a certain number of years as specified in the Contract. In that case, the lump-sum payment is treated as a withdrawal and may be subject to an early withdrawal charge. (Refer to Example A.)

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APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds available under the Contract. The Funds available to you may vary based on employer and state approval and participants should refer to their plan documents for a list of available Funds.

More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://vpx.broadridge.com/getcontract1.asp?dtype=isp&cid=voyavpx&fid=92912K323. You can also request this information at no cost by calling Customer Service at 1-800-584-6001 or by sending an email request to ProspectusRequests@voya.com.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks to provide a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity.	Calvert VP SRI Balanced Portfolio (Class I) Investment Adviser: Calvert Research and Management	0.63%	15.12%	12.49%	10.48%
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio (Initial Class) Investment Adviser: Fidelity Management & Research Company LLC (“FMR”) Subadvisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.52%	27.83%	20.17%	16.64%

*	Current Expenses are each Fund’s total annual operating expenses as reported in the Fund’s prospectus.

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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks reasonable income. Also considers the potential for capital appreciation. Seeks to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity® VIP Equity-Income PortfolioSM (Initial Class) Investment Adviser: Fidelity Management & Research Company LLC (“FMR”) Subadvisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.42%	24.89%	11.95%	12.53%
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio (Initial Class) Investment Adviser: Fidelity Management & Research Company LLC (“FMR”) Subadvisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.52%	23.21%	26.29%	19.70%
Seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization companies.	Franklin Small Cap Value VIP Fund (Class 2) Investment Adviser: Franklin Mutual Advisers, LLC	0.91%	25.37%	9.94%	12.13%
A non-diversified Fund that seeks capital growth.	Invesco V.I. American Franchise Fund (Series I) Investment Adviser: Invesco Advisers, Inc.	0.86%	11.92%	11.92%	11.92%
Seeks long-term growth of capital.	Invesco V.I. Core Equity Fund (Series I) Investment Adviser: Invesco Advisers, Inc.	0.80%	11.92%	21.74%	17.37%

*	Current Expenses are each Fund’s total annual operating expenses as reported in the Fund’s prospectus.

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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks to deliver long-term growth of capital by investing primarily in stocks of mid-sized U.S. companies.	Lord Abbett Series Fund, Inc. – Mid Cap Stock Portfolio (Class VC) Investment Adviser: Lord, Abbett & Co. LLC	1.18%	28.70%	7.99%	10.60%
Seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation.	Voya Balanced Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.73%	15.92%	10.34%	9.32%
Seeks to maximize total return through a combination of current income and capital appreciation.	Voya Global Bond Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.69%	-4.78%	3.82%	2.47%
Seeks long-term capital growth and current income.	Voya Global High Dividend Low Volatility Portfolio (Class I)[1] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.60%	20.87%	10.47%	8.86%
Seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments while maintaining a stable share price of $1.00.	Voya Government Money Market Portfolio (Class I)[2] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.45%	0.09%	0.90%	0.47%

*	Current Expenses are each Fund’s total annual operating expenses as reported in the Fund’s prospectus.
1	This Fund employs a managed volatility strategy. See “THE INVESTMENT OPTIONS – The Variable Investment Options - Funds with Managed Volatility Strategies” for more information.
[2]	There is no guarantee that the Voya Government Money Market Portfolio Subaccount will have a positive or level return.

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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.	Voya Growth and Income Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.66%	29.00%	1752%	15.05%
Seeks to provide Investors with a high level of current income and total return.	Voya High Yield Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.48%	5.28%	5.90%	6.31%
Seeks to outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.	Voya Index Plus LargeCap Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.55%	29.25%	17.74%	15.86%
Seeks to outperform the total return performance of the S&P MidCap 400® Index while maintaining a market level of risk.	Voya Index Plus MidCap Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.60%	27.74%	11.32%	13.16%
Seeks to outperform the total return performance of the S&P SmallCap 600® Index while maintaining a market level of risk.	Voya Index Plus SmallCap Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.60%	28.45%	9.69%	12.71%

*	Current Expenses are each Fund’s total annual operating expenses as reported in the Fund’s prospectus.

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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.	Voya Intermediate Bond Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.55%	-0.88%	4.17%	4.14%
Seeks maximum total return.	Voya International High Dividend Low Volatility Portfolio (Class I)[3] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co., LLC	0.73%	12.08%	6.22%	5.92%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index.	Voya International Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.45%	10.86%	9.37%	7.81%
A non-diversified Fund that seeks long-term capital growth.	Voya Large Cap Growth Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.67%	19.55%	21.57%	17.83%

*	Current Expenses are each Fund’s total annual operating expenses as reported in the Fund’s prospectus.
[3]	This Fund employs a managed volatility strategy. See “THE INVESTMENT OPTIONS – The Variable Investment Options - Funds with Managed Volatility Strategies” for more information.

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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks long-term growth of capital and current income.	Voya Large Cap Value Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.64%	26.99%	12.07%	12.26%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index.	Voya RussellTM Large Cap Growth Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.43%	30.67%	26.15%	20.13%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index.	Voya RussellTM Large Cap Index Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.61%	27.13%	18.97%	16.48%
Seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations.	Voya Small Company Portfolio (Class I)[4] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.90%	14.76%	8.78%	12.20%
Seeks long-term capital appreciation.	Voya SmallCap Opportunities Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.85%	4.67%	10.68%	12.18%

*	Current Expenses are each Fund’s total annual operating expenses as reported in the Fund’s prospectus.

[4]	Voya Small Company Portfolio is only available to plans offering the fund prior to April 29, 2011.

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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks to provide total return (i.e., income and capital growth, both realized and unrealized) consistent with preservation of capital.	Voya Strategic Allocation Conservative Portfolio (Class I)[5] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.71%	9.14%	7.98%	7.59%
Seeks to provide capital appreciation.	Voya Strategic Allocation Growth Portfolio (Class I)[5] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.77%	17.35%	12.25%	10.94%
Seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).	Voya Strategic Allocation Moderate Portfolio (Class I)[5] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.75%	13.84%	10.48%	9.45%
Seeks long-term capital growth. Income is a secondary objective.	VY® American Century Small-Mid Cap Value Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: American Century Investment Management, Inc.	1.10%	27.30%	10.39%	13.13%
Seeks capital appreciation.	VY® Baron Growth Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: BAMCO, Inc.	1.24%	20.43%	22.83%	17.10%

*	Current Expenses are each Fund’s total annual operating expenses as reported in the Fund’s prospectus.

[5]	This Fund is structured as a fund of funds that invest directly in shares of underlying Funds. See “THE INVESTMENT OPTIONS – Fund of Funds” for additional information.

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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks total return including capital appreciation and current income.	VY® CBRE Real Estate Portfolio (Class I)[6] Investment Adviser: Voya Investments, LLC Subadviser: CBRE Investment Management Listed Real Assets, LLC	0.87%	34.47%	1010%	9.17%
Seeks total return consisting of long-term capital appreciation and current income.	VY® Columbia Contrarian Core Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Columbia Management Investment Advisers, LLC	0.98%	23.94%	17.25%	15.49%
Seeks capital growth and income.	VY® Invesco Comstock Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	0.95%	32.96%	11.31%	12.71%
Seeks total return consisting of long-term capital appreciation and current income.	VY® Invesco Equity and Income Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	0.64%	18.60%	9.52%	10.57%
Seeks capital appreciation.	VY® Invesco Global Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	0.80%	15.37%	18.15%	14.29%

*	Current Expenses are each Fund’s total annual operating expenses as reported in the Fund’s prospectus.

[6]	Prior to May 1, 2022, this Fund was known as VY® Clarion Real Estate Portfolio.

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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks growth from capital appreciation.	VY® JPMorgan Mid Cap Value Portfolio (Class S)[7] Investment Adviser: Voya Investments, LLC Subadviser: J.P. Morgan Investment Management Inc.	1.11%	18.32%	12.45%	14.17%
Seeks long-term capital appreciation.	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	0.78%	13.80%	19.98%	16.94%
Seeks a high level of dividend income as well as long-term growth of capital primarily through investments in stocks.	VY® T. Rowe Price Equity Income Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	0.86%	25.27%	11.00%	11.78%
A non-diversified Fund that seeks long-term growth through investments in stocks.	VY® T. Rowe Price Growth Equity Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	0.73%	20.15%	23.21%	19.11%

*	Current Expenses are each Fund’s total annual operating expenses as reported in the Fund’s prospectus.

[7]	VY® JPMorgan Mid Cap Value Portfolio is only available to plans offering the Fund prior to the close of business on February 7, 2014.

ISP.109622-22	22

HOW TO GET MORE INFORMATION

This summary prospectus incorporates by reference the full Voya Flexible Income Contract prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2022, as amended or supplemented. You can find these documents online at https://vpx.broadridge.com/getcontract1.asp?dtype=isp&cid=voyavpx&fid=92912K323 or available without charge, upon request, by calling us toll-free at 1-800-584-6001 or by sending an email request to ProspectusRequests@voya.com.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000002963

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